UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2022

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note
On October 6, 2022, Ellington Financial Inc. (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") to report the completion of the previously disclosed purchase of Home Point Capital Inc.'s 49.6% ownership interest in Longbridge Financial, LLC ("Longbridge") for $38.9 million in cash on October 3, 2022.
As permitted under Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the Original 8-K solely to provide the historical financial statements, pro forma financial information, and preliminary purchase price allocation, required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original 8-K was required to be filed.

Item 9.01.    Financial Statements and Exhibits
(a)Financial Statements of Businesses Acquired.
The unaudited consolidated financial statements of Longbridge as of September 30, 2022 and December 31, 2021 and for the three- and nine-month periods ended September 30, 2022 and 2021, and the related notes, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A. The audited financial statements of Longbridge as of and for the years ended December 31, 2021 and 2020, are incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information.
Unaudited pro forma financial information, including the unaudited proforma condensed combined consolidated balance sheet as of September 30, 2022 and the unaudited pro forma condensed combined consolidated statement of income for the nine-month period ended September 30, 2022 and year ended December 31, 2021, and the related explanatory notes to the unaudited proforma condensed combined financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
A preliminary purchase price allocation of the total consideration paid to the underlying assets acquired and liabilities assumed based on their estimated fair values is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Richey May & Co., for audited financial statements of Longbridge Financial, LLC
99.1	Preliminary Purchase Price Allocation
99.2	Ellington Financial Inc. unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2022 and for the year ended December 31, 2021
99.3	Unaudited financial statements of Longbridge Financial, LLC as of and for the three- and nine-month periods ended September 30, 2022
99.4
Audited financial statements of Longbridge Financial, LLC as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020, and 2019 (incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended December 31, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	November 16, 2022	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer